SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	October 13, 2006

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID Number)

211 College Road East, Princeton, New Jersey	08540

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

           On October 13, 2006, Interpool, Inc. (the “Company”) entered into an agreement with BNSF Railway Company (“BNSF”) for the Company to manage domestic chassis pools and supply future chassis at all BNSF terminals handling domestic shipping containers.

           On October 16, 2006, the Company issued a press release regarding the agreement with BNSF. A copy of this press release is attached as Exhibit 99 to this Report.

Item 9.01.       Financial Statements and Exhibits.

           (a)     Financial statements of business acquired: Not applicable

           (b)      Pro forma financial statements: Not applicable

           (c)      Exhibits:

                      99           Press Release dated October 16, 2006

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPOOL, INC. By: /S/ JAMES F. WALSH Name: James F. Walsh Title: Executive Vice President and Chief Financial Officer

Dated: October 19, 2006

EXHIBIT INDEX

                      99           Press Release dated October 16, 2006